UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 17, 2013 ( December 15, 2013 )

Endo Health Solutions Inc.
________________________________________
(Exact name of registrant as specified in its charter)

Delaware _______________________	001-15989 _______________________	13-4022871 _______________________
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1400 Atwater Drive, Malvern, PA _______________________		19355 ____________
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(484) 216-0000
Not Applicable _______________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Endo Health Solutions Inc. on December 16, 2013 (the “Original Form 8-K”) for the purpose of correcting the press release attached to the Original Form 8-K to include language that had been unintentionally omitted from the “About the Tender Offer” section.

Item 1.01        Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 15, 2013, Endo Health Solutions Inc. (“Endo”), DM Merger Sub Inc. (“Purchaser”), an indirect subsidiary of Endo, and NuPathe Inc. (“NuPathe”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Endo will acquire NuPathe.

Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Endo (through Purchaser) has agreed to commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the common stock, par value $0.001 per share, of NuPathe (the “Shares”) at a price of $2.85 per Share, net to the seller in cash (less any required withholding taxes and without interest), plus contractual rights to receive up to an additional $3.15 per Share in contingent cash consideration payments (the “Offer Price”), which will be payable upon certain net sales milestones being achieved. The Offer will expire at midnight New York time on the 20th business day following and including the commencement date, unless extended in accordance with the terms of the Merger Agreement and the applicable rules and regulations of the Securities and Exchange Commission (such time, the “Offer Closing”).

The Offer, if successful, will be followed by a merger (the “Merger”) of Purchaser with and into NuPathe, with NuPathe as the surviving corporation and an indirect subsidiary of Endo, unless Endo elects in its discretion to reconstitute the transaction as a merger of NuPathe with and into Purchaser, with Purchaser continuing as the surviving corporation and an indirect subsidiary of Endo. In the Merger, any Shares not tendered into the Offer, other than Shares held by NuPathe, Endo, Purchaser or shareholders who have validly exercised their appraisal rights under the General Corporate Law of the State of Delaware, will be cancelled and automatically converted into the right to receive the same per share consideration paid to NuPathe shareholders in the Offer.

The consummation of the Offer is subject to the satisfaction or waiver of certain conditions, including: (i) a minimum of the majority of outstanding Shares on a fully diluted basis having been tendered into the Offer, (ii) if applicable, the expiration or termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act, (iii) the absence of litigation or governmental action challenging or seeking to prohibit the Offer or the Merger, (iv) there not having been a Material Adverse Effect with respect to NuPathe, and (v) other customary conditions.

The Merger Agreement contains certain termination rights of Endo and NuPathe and provides that, upon the termination of the Merger Agreement under particular circumstances, NuPathe would be required to pay Endo a termination fee equal to $5 million.

Prior to the Effective Time, NuPathe may borrow funds from Parent on terms mutually agreed between NuPathe and Parent, provided that if the parties are unable to agree on definitive documentation with respect to such borrowing, NuPathe may terminate the Merger Agreement so long as at such time a majority of the outstanding Shares on a fully-diluted basis have been tendered in the Offer.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Endo and NuPathe. The Merger Agreement contains representations and warranties that each of Endo and NuPathe made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

On December 16, 2013, NuPathe and Endo issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

Contingent Cash Consideration Agreements

Pursuant to the Merger Agreement, prior to the Offer Closing, Endo and Purchaser will enter into an agreement with American Stock Transfer & Trust Company (the “ Paying Agent “), for the purpose of establishing the terms, policies and procedures by which those stockholders entitled to any of the Contingent Cash Consideration Payments (as defined below) will be paid.

In the event that Endo and its subsidiaries publicly report audited financial statements which reflect that on the sixtieth day following the end of a calendar quarter in which cumulative Net Sales (as defined below) of Zecuity® during the four preceding consecutive calendar quarters ending on or prior to the Termination Date (as defined below) are at least $100,000,000 (such event, the “First Zecuity® Net Sales Event”), then Purchaser will, subject to the terms described below, pay $2.15 per Share to stockholders of NuPathe whose Shares are accepted for payment in connection with the Offer or the Merger (such payment, the “First Zecuity® Net Sales Contingent Cash Consideration Payment”). In the event that the First Zecuity® Net Sales Event does not occur prior to the sixtieth day following the ninth anniversary of the date of the first commercial sale of Zecuity® (the “Termination Date”), then Purchaser will not pay, and tendering stockholders shall not receive, the First Zecuity® Net Sales Contingent Cash Consideration Payment.

In the event that Endo and its subsidiaries publicly report audited financial statements which reflect that on the sixtieth day following the end of a calendar quarter in which cumulative Net Sales (as defined below) of Zecuity® during the four preceding consecutive calendar quarters ending on or prior to the Termination Date are at least $300,000,000 (such event, the “Second Zecuity® Net Sales Event”), then Purchaser will, subject to the terms described below, pay $1.00 per Share to stockholders of NuPathe whose Shares are accepted for payment in connection with the Offer or the Merger (such payment, the “Second Zecuity® Net Sales Contingent Cash Consideration Payment” and, together with the First Zecuity® Net Sales Contingent Cash Consideration Payment, the “Contingent Cash Consideration Payments”). In the event that the Second Zecuity® Net Sales Event does not occur prior to the Termination Date, then Purchaser will not pay, and tendering stockholders shall not receive, the Second Zecuity® Net Sales Contingent Cash Consideration Payment.

“Net Sales” means, with respect to Zecuity®, the gross amount invoiced by or on behalf of Endo or its affiliates, licensees or sublicensees for Zecuity ® sold to third parties other than licensees or sublicensees in bona fide, arm’s-length transactions, less the following deductions, determined in accordance with Endo’s standard accounting methods as generally and consistently applied by Endo, to the extent included in the gross invoiced sales price of the product or otherwise directly paid or incurred by Endo, its affiliates, licensees or sublicensees acting on its behalf with respect to the sale of such product:

(1) normal and customary trade and quantity discounts actually allowed and properly taken directly with respect to sales of the product;

(2) amounts repaid or credited by reasons of defects, recalls, returns, rebates and allowances of goods or because of retroactive price reductions specifically identifiable to the product;

(3) chargebacks, rebates (or the equivalent thereof) and other amounts paid on sale or dispensing of the product;

(4) rebates (or the equivalent thereof) and administrative fees paid to medical healthcare organizations, to group purchasing organizations or to trade customers in line with approved contract terms or other normal and customary understandings and arrangements;

(5) amounts payable resulting from governmental (or agency thereof) mandated rebate programs or chargeback programs;

(6) tariffs, duties, excise, sales, value-added and other taxes (other than taxes based on income) and charges of Governmental Authorities;

(7) cash discounts for timely payment;

(8) rebates paid to wholesalers for inventory management programs;

(9) amounts repaid or credited or provisions made for uncollectible amounts on previously sold products; and

(10) required distribution commissions and fees (such as fees related to services provided pursuant to distribution service agreements with major wholesalers) payable to any third party providing distribution services to Endo so long as such commissions and fees are consistent with the distribution commissions and fees payable in respect to other branded prescription products commercialized by Endo;

all as determined in accordance with Endo’s usual and customary accounting methods, which shall be in accordance with U.S. Generally Accepted Accounting Principles; or in accordance with International Financial Reporting Standards “IFRS”, should Endo be required to, or elect to maintain records and books of accounts in accordance with IFRS. Sales from Endo to its affiliates, licensees or sublicensees shall be disregarded for purposes of calculating Net Sales. Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales but which are charged to third parties shall not be deducted from the invoice price in the calculation of Net Sales. Further: (1) In the case of any sale or other disposal of a product between or among Endo and its affiliates, licensees and sublicensees, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s-length sale thereafter to a third party; (2) In the case of any sale which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment or when the product is paid for, if paid for before shipment or invoice; and (3) In the case of any sale or other disposal for value, such as barter or counter-trade, of any product, or part thereof, other than in an arm’s-length transaction exclusively for money and excluding any patient assistance programs, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of the product in the country of sale or disposal.

Pursuant to the Contingent Cash Consideration Agreement, within five business days of the First Zecuity® Net Sales Event or the Second Zecuity® Net Sales Event, as applicable, Endo will provide the Paying Agent with a certificate stating that such event has occurred and the payment date with respect on which such Contingent Cash Consideration Payment shall be made, which shall be within five business days of the date of such certificate. The Paying Agent will pay the applicable Contingent Cash Consideration Payment to the stockholders who tendered their Shares in the Offer or who are entitled to receive the Merger Consideration (as defined in the Merger Agreement) on the payment date specified in the certificate. Such Contingent Cash Consideration Payment will be equal to (i) $2.15, in the case of the First Zecuity® Net Sales Event and (ii) $1.00, in the case of the Second Zecuity® Net Sales Event.

The foregoing summary is qualified in its entirety by reference to the complete text of the form of Contingent Cash Consideration Agreement, which is attached hereto as Exhibit 99.1, and which is incorporated herein by reference.

Item 8.01.  Other Events.

On December 15, 2013, Endo and NuPathe issued a joint press release announcing the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

A copy of the questions and answers used by Endo and NuPathe in answering questions from the press is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated December 15, 2013 , by and among Endo, Purchaser, and NuPathe (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)

99.1	Form of Contingent Cash Consideration Agreement (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)
99.2
Joint Press Release of Endo and NuPathe, dated December 16, 2013 (incorporated by reference to Exhibit 99.2 to the Form 8-K/A filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)

99.3	Questions and Answers, dated December 16, 2013 (incorporated by reference to Exhibit B to the Schedule 14D-9C filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO HEALTH SOLUTIONS INC.
(Registrant)

By:	/ s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President,
Chief Legal Officer & Secretary

Dated: December 17, 2013

EXHIBIT LIST

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated December 15, 2013 , by and among Endo, Purchaser, and NuPathe (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)

99.1	Form of Contingent Cash Consideration Agreement (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)
99.2
Joint Press Release of Endo and NuPathe, dated December 16, 2013 (incorporated by reference to Exhibit 99.2 to the Form 8-K/A filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)

99.3	Questions and Answers, dated December 16, 2013 (incorporated by reference to Exhibit B to the Schedule 14D-9C filed by NuPathe with the Securities and Exchange Commission on December 16, 2013)